Immunic, Inc. Announces Private Placement of up to $240 Million

NEW YORK, January 5, 2024 – Immunic, Inc. (Nasdaq: IMUX) (“Immunic” or the “Company”), a biotechnology company developing a clinical pipeline of orally administered, small molecule therapies for chronic inflammatory and autoimmune diseases, today announced it has entered into a securities purchase agreement with select accredited investors to purchase shares of common stock (or pre-funded warrants in lieu thereof) in a three-tranche offering.

The first tranche is an upfront payment of $80 million at $1.43 per share, which is expected to close on January 8, 2024, subject to customary closing conditions. The second tranche is a mandatory purchase of an additional $80 million of shares of common stock (or pre-funded warrants) at $1.716 per share, representing 120% of the first tranche purchase price and is conditioned on the announcement of phase 2b topline data for the Company’s vidofludimus calcium (IMU-838) progressive multiple sclerosis clinical trial, volume weighted average share price levels, and minimum trading volumes. A third tranche, to occur no later than three years after the second tranche, provides for the issuance of $80 million of shares of common stock (or pre-funded warrants in lieu thereof) at the same price per share as the second tranche, but permits investors to fund their purchase obligations on a “cashless” or net settlement basis, which would reduce the proceeds to be raised in the financing. The third tranche is conditioned on the same volume weighted average share price levels and minimum trading volumes as the second tranche. Assuming that the second tranche is exercised, and depending on the extent to which the investors elect to fund the third tranche through a net settlement basis, total gross proceeds from the offering to the Company would be between $160 and $240 million.

The financing is being led by BVF Partners L.P., and includes participation from new and existing investors, including Avidity Partners, Janus Henderson Investors, Soleus Capital, RTW Investments and Adage Capital Partners LP.

The Company is obligated to register for resale by the investors all of the shares of common stock issued in the offering and the shares of common stock issuable on exercise of the pre-funded warrants.

Leerink Partners is acting as the lead placement agent and Ladenburg Thalmann is acting as a placement agent in connection with the financing. Piper Sandler, B. Riley Securities and Brookline Capital Markets, a division of Arcadia Securities, LLC, are acting as capital markets advisors to the Company.

The Company intends to use the net proceeds from the private placement to fund the ongoing clinical development of its three lead product candidates, vidofludimus calcium (IMU-838), IMU-856 and IMU-381, and for other general corporate purposes. The proceeds from the first tranche of this private placement, combined with current cash, cash equivalents and marketable securities, is expected to fund operating and capital expenditures into the third quarter of 2025.

The securities to be sold in this offering, including the shares of common stock issuable on exercise of the pre-funded warrants, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. Immunic has agreed to file a registration statement with the U.S. Securities and Exchange Commission registering the resale of the securities issued in the private placement. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About Immunic, Inc.

Immunic, Inc. (Nasdaq: IMUX) is a biotechnology company developing a clinical pipeline of orally administered, small molecule therapies for chronic inflammatory and autoimmune diseases. The company’s lead development program, vidofludimus calcium (IMU-838), is currently in phase 3 and phase 2 clinical trials for the treatment of relapsing and progressive multiple sclerosis, respectively, and has shown therapeutic activity in phase 2 clinical trials in patients suffering from relapsing-remitting multiple sclerosis, progressive multiple sclerosis and moderate-to-severe ulcerative colitis. Vidofludimus calcium combines neuroprotective effects, through its mechanism as a first-in-class nuclear receptor related 1 (Nurr1) activator, with additional anti-inflammatory and anti-viral effects, by selectively inhibiting the enzyme dihydroorotate dehydrogenase (DHODH). IMU-856, which targets the protein Sirtuin 6 (SIRT6), is intended to restore intestinal barrier function and regenerate bowel epithelium, which could potentially be applicable in numerous gastrointestinal diseases, such as celiac disease, for which it is currently in preparations for a phase 2 clinical trial. IMU-381, which currently is in preclinical testing, is a next generation molecule being developed to specifically address the needs of gastrointestinal diseases. For further information, please visit: www.imux.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release regarding expected future events, including the closing of each tranche of the Company’s private placement financing, the timely funding to the Company by each investor in the private placement, strategy, future operations, future financial position, future revenue, projected expenses, sufficiency of cash, expected timing and results of clinical trials, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to expected timing and funding to the Company from the private placement, Immunic’s development programs and the targeted diseases; the potential for Immunic’s development programs to safely and effectively target diseases; interpretation of preclinical and clinical data for Immunic’s development programs and potential effects; the timing of current and future clinical trials and anticipated clinical milestones; the nature, strategy and focus of the company and further updates with respect thereto; the development and commercial potential of any product candidates of the company; and the company’s expected cash runway. Immunic may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve substantial risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the COVID-19 pandemic, impacts of the Ukraine – Russia conflict and the conflict in the Middle East on clinical trials, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient financial and other resources to meet business objectives and operational requirements, the fact that the results of earlier preclinical studies and clinical trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by Immunic’s intellectual property, risks related to the drug development and the regulatory approval process and the impact of competitive products and technological changes. A further list and descriptions of these risks, uncertainties and other factors can be found in the section captioned “Risk Factors” in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 23, 2023, and in the company’s subsequent filings with the SEC. Copies of these filings are available online at www.sec.gov or ir.imux.com/sec-filings. Any forward-looking statement made in this release speaks only as of the date of this release. Immunic disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. Immunic expressly disclaims all liability in respect to actions taken or not taken based on any or all the contents of this press release.

Contact Information

Immunic, Inc.
Jessica Breu

Head of Investor Relations and Communications
+49 89 2080 477 09
jessica.breu@imux.com

Rx Communications Group

Paula Schwartz

+1 917 633 7790

immunic@rxir.com

US Media Contact

KOGS Communication

Edna Kaplan

+1 617 974 8659

kaplan@kogspr.com